EXHIBIT 10.29
EXECUTION VERSION

SECOND AMENDING AGREEMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 24, 2014

ALTALINK, L.P.

as Borrower

- and -

ALTALINK MANAGEMENT LTD.

as General Partner

- and -

THE BANK OF NOVA SCOTIA

as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner

- and -

ROYAL BANK OF CANADA

as Syndication Agent, Co-Lead Arranger and Co-Bookrunner

- and -

THE BANK OF MONTREAL AND NATIONAL BANK OF CANADA

as Co-Documentation Agents

- and -

THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, THE BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ALBERTA TREASURY BRANCHES,

as Lenders

AMENDING AGREEMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2014 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the "Administrative Agent"), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, The Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, The Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and Alberta Treasury Branches, as Lenders.

RECITALS

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Third Amended and Restated Credit Agreement made as of December 19, 2013 as amended by a first amending agreement dated as of October 24, 2014 (the "Original Credit Agreement";)

AND WHEREAS MidAmerican (Alberta) Canada Holdings Corporation is acquiring, directly or indirectly, all of the issued and outstanding capital in the Borrower and the General Partner (the "Berkshire Acquisition");

AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENT

2.1
Amendment to Section 8.l(r) - Investments. The parties hereto confirm that Section 8.1(r) of the Original Credit Agreement shall be amended by deleting the last sentence of such Section and replacing it with the following: "The sole beneficial holder of such outstanding shares is BHE Alberta Ltd. and BHE GP Holdings Ltd."

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Amending Agreement shall become effective if and when:

(a)    the Administrative Agent shall have received this Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner; and

(b)    the Administrative Agent shall have received notice from the Borrower that the Berkshire Acquisition shall have been consummated at a date occurring on or before March 31, 2015.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
NOTICE

5.1    Notice of Change of Ownership

This Amending Agreement constitutes notice to the Administrative Agent of the change in the ownership structure of the Borrower that will occur upon the consummation of the Berkshire Acquisition, as required by paragraph 9.2(f)(vi) of the Original Credit Agreement.

ARTICLE 6
MISCELLANEOUS

6.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

6.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Amending Agreement.

6.3    Governing Law

This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.4    Successors and Assigns

This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.

6.5    Counterparts

This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[remainder of page intentionally left blank signature pages follow]

IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGMENT LTD.,
in its capacity as General Partner of
ALTALINK, L.P.
By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO
By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer
ALTALINK MANAGMENT LTD.
By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO
By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as
Administrative Agent, Co-Lead Arranger and
Co-Bookrunner
By:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director
By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Associate Director
THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director
By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Syndication
Agent, Co-Lead Arranger, and Co-Bookrunner

By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

THE BANK OF MONTREAL, as Co-
Documentation Agent

By:	/s/ Jennifer Guo
	Name:	Jennifer Guo
	Title:	Associate
By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

THE BANK OF MONTREAL
as Lender

By:	/s/ Jennifer Guo
	Name:	Jennifer Guo
	Title:	Associate
By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Co-
Documentation Agent

By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory
By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

NATIONAL BANK OF CANADA,
as Lender

By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory
By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, as
Lender

By:	/s/ David Manii
	Name:	David Manii
	Title:	Vice President
By:	/s/ William J. O'Connor
	Name:	William J. O'Connor
	Title:	Director

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES, as
Lender

By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director
By:	/s/ Craig Mathison
	Name:	Craig Mathison
	Title:	Associate Director

AltaLink - Second Amending Agreement to Third Amended and Restated Credit Agreement